Exhibit 10.32

BANCO H IPOTE C A R I O San Salvador, 15 de diciembre de 2021 . SENORES ATHENA HOLDINGS EL SALVADOR SOCIEDAD ANONIMA DE CAPITAL VARIABLE PRESENTE Atenci6n : Sr. Carlos Miguel Rivas Carrillo Estimados Senores : Por este media les comunicamos que en Junta Directiva Acta No. 48/2020 de fecha 14 de diciembre del corriente ano acord6: Autorizar Modificaci6n del valor de la Prenda a ser Constituida en Financiamiento aprobado por un monto de $1,500,000 . 00 destinado a Compra de Equipo, de acuerdo con el detalle siguiente: S e modific a Garanti a Numera l 1 : Prenda sin desplazamiento a constituir sabre 200 maquinas ATM por $1,552,040 . 26 Los demas terminos y condiciones bajo las cuales fue autorizado el presente credito permanecen inalterables. Atentamente, Ejecutiva Ba ri ca PYME lana Banca PYME

BA N C O 1 1 HI PO T E CARIO Sres. Ath e n a H o ldin gs E l Sa l v a do r Socie d a d A n 6 nim a de Capita l Va ri able ACTA No: FECHA : 3 4 / 2021 7 de septiembre de 2021 Avenida La Capilla , Oficina 355 , Colonia San Benito , San Salvador RE F No : PD0 03 9 73 1 Estimados Clientes Tenemos el agrado de comunicarles a ustedes , que el Banco Hipotecar i o acord6 concederles un Cred i to Decreciente en las condiciones sigu i e n tes : , - C ART A DE CO M U NI CAC I O N San Salvador , 22 de septiembre de 2021 Manto : $1,500 , 000 . 00 I Destina : U N M I LLON QUINIENTO S MIL 0 0/100 DOLARES Compra de equipo Plaz a Total : I Plaz a d e G iro : 36 meses Plaza Desembolso : ----- L Tasa de i nteres: Periodo de gracia 2 meses F o rma d e pago I --- ------ i - E - 1 d - eu dor se ob l i ga a paga r l a su ma ade u d a da de l a s 1 gu I e nt e manera : Durante l o s dcis' primeros m eses p o r m edI0 de in tereses mens ua les , y lu eg o po r med I 0 de 33 cuotas m ensua l es , vencidas y s uc es i vas d e S 4 9 , 1 08 . 25 cada u na, la s cu a l es i n clu y e n c a p i tal e 1 j inte r eses de $ 4 9 , 1 08 . 25 , y c u a l qu i er sa l d o que res ul tare pend i ente m as los i n tereses J I respec ti v o s se obliga e l deudor a pagarlos a l Ba n co en u n a u l t i ma cu o ta a l vencim i ent o d e l plaza de l credito -- L -- Anual rev i sable a opci6n del banco 7 . 50% 5 . 00 % Anua l I Tasa pa r mora : 0 750 /c $12 , 712 . 50 incluye I VA J j Fondos Propios B.H J 34 Cuotas de Capita l e lnterese : $ 1 0 8.25 7 = $ - Segura de Deuda _ Segur a d e Danos ( l ncluye IVA ) S - I 8 28 _ % l seguro de Transporte ( l ncluye IVA ) - - - - ----- $ I Comisi6n par mantenim i ento de vigencia de p6liza ajena S j deuda ( lncluye IVA ) Comisi6 n pa r mantenimien t o d e v i gencia d e p6Iiz a ajen a -- I Manto tota l d e lnterese s a pagar $188 , 274 . 28 $ . _ 1 - - + - - - - - -- - -- - -- - 1 _ d a ri o s ( l ncluye IVA ) _ . Manto total al final del plaza $ _ 1 ' 688 ' _ 2 7 _ 4 · 28 --- ; Cuota Total ( L a ultima cuota debe inclu i r l as saldos I $ 49 108 25 \ J Forma de contrataci6n Escr i tura Publica i nsolutos al vencimiento del plaza ) Un solo retiro a l formalizar Forma de retiro: J Condiciones especiales : Veranexo C omisi6n Par Serv i cios De Estructuraci6n , Analisis Y Evaluaci6n Cred i t i cia Fuente de recursos : Tasa Maxima Efectiva Anualizada - - - - -- ; ------ ; Ga r antia : 1. Orden de pago I r revocable para el page del cien pa r c i ento de l as cuotas mensuales de capital e intereses del presente financiamiento aceptada por l 1 Min isterio de Hacienda relacionada al contrato No 51/2021 , contrataci6n di r ecta CD N o . 04/2021 " S E RVICIO DE ATM PARA OPERACION E S F I N A N C I ERAS DERIVADAS DE LA CR I PTOMO N EDA B I TCO IN A N I VEL NACIO N AL ", suscrito entre Athena Holdings El Salvado r Sociedad An6nima de I Capita l V a riable y Ministerio d e Hacienda , I 2. Prenda sin desplazamiento a constitu i r sabre 200 maquinas Alm par S 1 , 913 , 000.00 , 3 . Codeudor soli d ario Athena Bitcoin Inc . A continuaci6n se detallan las gastos pa r a forma l i zar el credito , estos deberan estar pagados . Solicitamos e l p a go en efectivo , en cheques del Banco o con cargo a su cuenta . I MPUESTO O DERECHOS DE REGISTRO VALOR COMISIONES I - - -- 0 _ 75 01 0 ComIs1on Por Serv i c i os De Estn;cturacion , Ana l isis Cancelaci6n de Hipoteca O Pre _ n _ d _ a ,. $ ......., " , ' - = E ,.,_ v = al " ƒ ua = c = i6n Crediticia indu e iva $ Par tramites de inscripc i 6n de Documentos en registros publicos {IVA incluido) Cornisi6n par Aval PROGARA Comisi6n par ava l del Fonda Salvadorerio de Garantias lmpuesto de Transferencia D erechos de Registro de Compraventa Derechos de Registro de H . A. ( Constituci6n) Derechos de Registro de H . A.(Modificaci6n ) Derechos de Registro de Hipoteca Cerrada De r echos de Registro pe r Anotaci6 n Preventiva S $ $ S P _ ri _ m _ a _ se _ g u _ r _ o _ s _ F _ U _ T _ U _ R _ O $ Derechos inscripci6n RGM S 12 , 000 . 00 Subto ta l C om isio n e s Derechos cancelaci6n RGM - - -- Derechos Certificacion Extractada RG M Atentarnente , 11171 Carlos Man t uin Ejecutivo B anca Declare q u e l a carta d e comunicac i 6n me fue condiciones establecidas en d i chos documentos . D e si g n ac i 6 n d e N o tar io Comunico a us t edes q ue he des i gnado y contratado de manera libre y espontanea l os servicios profesionales del notario , para que pueda l egalizar las correspond i entes escrituras r elacionadas con el credito que por l a suma de $ 1 , 500 , 0 00 . 00 me ha sido aprobado por el Banco en de fec h a . En consecuencia de l o ante ri or . declare que de parte del Banco Hipoteca ri o , de sus funcionarios , e j ecut i vos o empleados , no he tenido n i nguna lim i ta ci 6 n ni dilac i 6 n directa o i nd i recta para que li bremente h a y a pod i do des i gnar al N otario de mi preferencia, en tal sentido , l ibero al Banco Hipoteca ri o de E l Salvador , S . A . , y de manera espec i al a sus fu n cionarios que son Notaries , de cualqu i er r ec l amo de riv ado de la ap l icaci 6 n del Articulo 230 de l a Ley de Bancos referido a l a libertad Notarial . njivar 1 1 BANCO HIPOTECARIO S ub g e renc i a Banc a PYME $ Subtotal lrnpuest o+ derech os de R e $ 12 . 00 T O TAL lmpue s to s +der ec ho u tregada para m i lectura , ademas se m e han aclarado mis dudas y rmo en serial de a VALOR 12,712.50 s $ 39 : 55 1 $ s - + $ ---- - : - 7 $ $ $ 12 ,7 5 2. 05 1 2, 012 . 00 24 ,7 64 . 05 cion, con co noc i mien t o p l eno d e las NOMBR E CLIENTE : Athena H o ldin gs El S a lv a do r Socie d a d An 6 ni ma d e Cap ital Variab l e P l antilla Py m e y Agropyme Vl.9 011 121 Aceptado : _ Fech a: 1 d e 2

BANCO 1 1 HIPOTECARIO S ENORES A THENA H OLDING S EL S ALVADOR S OCIEDAD AN O NIMA DE CAP IT AL V ARIABLE MONTO: $1, S00 , 000 . 00 C ONDI C IONES ESPEC I A LES : 1. El desembolso de la p r esente operacion de credito estara sujeto al cu mplimi ento de las condiciones especiales , disponibilidad de fondos y limites lega les 2. Las ob l igaciones de rivadas de la presente operacion de credito , mante n dran con dicion es pari passu respecto a las obligaciones actua l es y queen el futuro adquiera el deudor , con otros acreedores 3. El tipo de interes podra ser aumentado o dism i nuido de acuerdo a las disposiciones que al respecto emita el Banco 4. Cuando ocurra un cambio en la situacion polftica , economica , monetaria ode cualquier otra indole en El Salvador , o cuando ocurra un ca mbio material adverso en la condicion financi era o en los negocios del cliente que , en opinion del Banco , aumente su riesgo ; el Banco , sin perjuicio a l a caducidad de pla zo a que hubiere lugar , podra in c rementar la tasa de i nteres y/o tomar cualquie r otra medida que considere pertinente de comun acuerdo entre las partes contra tante s 5. Todo cambio en la administracion de la sociedad y cambios en participacion accionaria mayor a 10 % del capital social debera ser notificado previamente al Banco con 15 d ias de anticipaci 6 n al cambio entregando su respectiva documentacion . El Banco se reserva el derecho a dar por terminado el contrato ya exigir el repago en caso de no estar de acuerdo conforme polft i cas internas con nueva administracion y/o accionistas . 6. Al cierre de Dici e mbre de 2021 , el cliente debera haber efectuado un aporte al patr imonio de la sociedad por un valor de $ 1 , 000 , 000 . 00 7. El p r esente credi t o sera desembol sa do con abono a la cuenta del cliente No 00210307636 8. Previo a la formalizacion debera presentar : Nombramiento de oficial de cumplimiento, Codigo de etica o de cond ucta , Portafolio de Servicios y product os, Nomi na de funcion ar ios de Alta Gerencia , Organigrama vigente y Licencia para operar (permiso especial) o Licencia BCR CONDICIONE S ESPECIALE S CO N P LA Z O : 1. El Cliente debera i mplementar una estructura de control y gestion mas robusta en materia de prevencion de lavado de dinero y financia m iento al te r rorismo en un plazo maximo de 6 meses 2. Presentar Estados financieros de cierre de l Ejercicio 2020 insc ritos al CNR, en un plazo maximo de 2 meses 3. Cliente debera presentar documento s que respalden la inversion realizada en l a adquisicion del eq u ipo en un plazo maximo de 1 mes . CONDICIONE S D E INTEGRIDAD : El Cliente debera de abstenerse de realizar las p r acticas prohibidas que se detalla n a continuaci6n y manifiesta por medio de la aceptacion de esta carta el conocimiento de l as mis m as: 1 Practica Fraudulenta : Cualquier hecho u omisi6n, incluyen do la tergiversacion de hechos y ci rcun stancias, que deliberadamente o por negligencia , engaiie o intente engaiiar a alguna parte para obtener un beneficio financiero ode otra indole, propio ode un tercero o para evadir una ob l igacion a favo r de otra parte . 2 Practica Corrupt i v a : Consiste en ofrecer , dar , recibir o solicitar , de man era directa o i ndirecta, aIgo de valor para influenciar i ndebida m ente la s accione s d e otr a parte . 3 Practica Coe r citiva : Consiste en perjudicar o causar daiio, o amenazar co n perjudicar o causar daiio, de manera directa o ind irecta , a cualquier parte o a sus bienes para infl u enciar en forma ind eb i da las acciones de una parte . 4 Practica Colusoria : Acuerdo rea l izado entre dos o mas partes con la i ntenci 6n de alcanzar un proposita indebida a influenciar i n debidamente l a s accione s d e atr a parte. 5 Pract i ca Obstructiva : Co n siste e n : (i) delibe r adamente destru i r , fal sifica r , a l terar u oculta r pr u ebas mater iales para una i nvestigacion , a hace r decla r acianes falsas en las i nvestigacianes, a fin de imped ir una investigacion sabre denuncia s de p r act i cas ca r ruptas , fraudulentas, caercitivas a coluso r ias; y/a amenazar , acasar a in timidar a cualq u iera de las partes para evitar que ellas reve l en el canacimienta que tienen sabre temas relevantes para la investigacion, o evitar que siga adelante l a i nv e stigaci6n , a (ii) emprender i nte n c ion almente una accion para imp edir fisicamente el ejercicio de la s derechas.

BANCO HIPOTECARIO SENORES ATHEN A HOLDING S E L SALVADOR SOCIEDA D ANONIM A D E CAPITA L VARIABLE MONTO : $1 , 500 , 000 . 00 CLAUSUL A AMBIENT A L : El deudor declara expresamente que a la fecha cumple con todos los aspectos de protecci 6 n al med i oambiente, salud y seguridad laboral establecidos en las leyes salvadoreiias . De igua l forma declara que cuenta con los respectivos permisos y l icencias necesarias pa ra la realizaci 6 n de su a c tivi d a d segun las !eyes locales ; o en su defecto, evidencia q u e esta en el proceso del tramite de estas . E l deudor hace co n star que su actividad econ 6 mica nose encuentra den t ro de las actividad e s no financiables segun la politica medioambiental del banco y se comprome t e a no em pr ender ninguna de estas ; y lo fac ul ta pa r a qu e realce vis i tas d u rante la vig en cia del c r edito , con el fin de monitorear que s u desempeiio ambiental y social no contravenga lo pacta d o en este contrato , en cumplimiento a la politica de gesti 6 n d e l riesgo ambiental y social del ba n co ; y en consecuencia, se ob l iga a no ut i lizar los fondos del presente credito en actividades que de t erio r en el m edioambiente o tra n sgredan la legislaci 6 n nacional vigente en esta mate ri a . CONDICIONE S C OMUNES : L a suma mutuada devengara una tasa de interes sobre saldos, la c u al queda sujeta a l os ajustes o modificaciones que mens u almente pod r a d eter m inar la Ju n t a Directiva del Banco en consideraci 6 n a las cond i ciones de la oferta y demanda en el mercado Fin a ncie r o , sin que la suma d e l os i incrementos as/ determina d os pueda exceder de lpuntos de la Tasa de Refe r enda Activa del 20 . 0 0 por c i en t o anua l que es la publicada por el Ba n co y esta vigente para esta clase de creditos ; en cumpl i mie n to a l o q u e se refiere el Art . 66 de la Ley d e Bancos . En caso d e mora en el p ago de las cuotas pactadas , la tasa de i nteres nominal se elevara e n cinco puntos , sob r e el tipo de interes aplicado vigente que prevalez ca a la fecha de la mora . El interes moratorio seca l culara y pag a ra un i camen t e sobre los sa l dos de ca p ital vencido . El de u dor s e com p romete a p r esenta r E s t ados Fina nci eros co n D ic tame n d el A u di t or E xt erno al cierre de cada aiio, a mas tar d ar 3 meses des pu es del cierre fiscal y el balance de com p robaci 6 n trimestral m ente a mas ta r dar un mes desp u es de cada cierre y cualq ui er otra informaci 6 n q u e f ue r e requerida po r el Banco . El de u dor se obliga a : a) Ll evar al dia un b uen sistema de co n tabilida d , asi como tambie n los registros extracontables, q u e permitan la obtenci 6 n oportuna de datos f ehacie n tes sob r e sus operaciones y resu lt a d os y b) Fac u l t ar al Banco, para que cuando lo estime conve ni ente pueda examina r sus regis t ros conta b les . Autoriza a carga r mensualme n te d e s u cuenta co r riente las cuotas mens u ales de l c r edito hasta su cance l aci6n. E l deudor auto r iza a cargar en cuenta corrien t e o de ahorro abiertas con e l Banco , el saldo de capital o intereses q u e a l a fech a pactada por el pago d e las cuotas se enc u entren venc i dos . Debe r a autorizar a l Banco para que con j unta o sepa r adamen t e con la Su p erintendencia del Sistema Financiero, ejerza co nt r ol de la inversion y p ara t al efecto am b os quedan expresa m ente facul t a d os pa r a efectua r las i nspe c ciones conven i entes a fin de dete r mi n a r el uso co rr ecto de los fondos . Debera m ant ener dep 6 si t os c om pe n sato r i o s eq ui valentes a u n 15 . 00 % com o m 1 nimo con re l aci 6 n a s a ldos c r e di ticios y adiciona l me nt e debe r a canalizar otros s e rvic io s que e l Banco le ofrece de ac u er d o a su activid ad econ 6 mica y potencial d e negocios . E l B anco pod r a hace r exig i ble e l credi t o e n lo s siguien t es casos : P or falta d e pago de cualquiera de las cuo t as de capital o intereses en la forma q u e se ha estipulado. Si el deudor incu r riere en mora o en causa de cad u cid a d en cualquier o t ra deuda que tenga con el Banco. P or ejec u ci6 n j udicial indicada en contra de l deudo r por terceros o por el mi smo Banco . Si el deu d or in vi erte parte o el tota l de l p r estamo en fi n es disti n tos a los estip ul ados.

BANCO 1 1 H I POTECARIO SENORES ATHEN A HOLDING S E L SALVADO R SOCIEDA D ANONIM A D E CAPITA L VARIABLE MONTO : $1 , 500 , 000.00 Por incumplimiento a proporcionar la informaci6n requerida para dar seguimiento a la ejecutoria de la empresa. Por deterioro en los Estados Financieros o perdidas consecutiva s q ue afecten su Patrimonio , sin que s e rest i tuya con aportes en efectivo. El cliente autoriza expresamente al Banco para que este proporcione su informaci 6 n personal y crediticia a l as ent i dades especializadas en la pre s taci 6 n de servicios de i nformaci 6 n . La contrataci 6 n de este cre dito generara e l pago de las s igui e nte s comisiones y/o recargos por parte del deudor , $ 12 , 712 . 50 IVA lncluido en c o nc e pto de 0 . 75 % comisi 6 n por t ra mitaci 6 n de cr e dito . El deudor , ac r editado se d a por ente ra do y acepta l as tarifas por comisiones y recargos a que estara suje to e l credito , y que se encuentran vigentes segun la ultima publicaci 6 n realizada por el Banco , conviniendo con el Banco que d i chascomisiones y recargos pod ran var ia r, teniendo como not i ficaci 6 n de la var i abilidad o ajustes de las mismas , la publ i cac i 6 n hecha por el Banco en dos peri 6 dicos de circ u laci 6 n nac i onal de confo r midad a la facultad que le confiere el articulo sesenta y cuatro i ncise seg u ndo y tercero de la Ley de Ban cos . El deudor autor i za al Banco para queen cumpl i miento de esta obligaci 6 n, cargue en la forma que corresponda , en cualquiera de sus cuentas de ahorro o corrientes aperturadas con el Banco Hip oteca rio las cantidades correspo nd ientes, que comprenden sa ldo de capital ade u dado, intereses, com is iones, recargos , seguros y demas accesorios, o la cantidad que estime conveniente y que incluya l os anteriores concepto s como consecuencia de la varia b ilidad de los intereses, comisio nes , recargos , y seguros , segun sea el ca so , de conformidad a lo estab lecido en el contrato . De acue rd o al articulo 230 de L a Ley de Bancos el cliente podra designar con entera l i bertad al Notario ante quien se otorgara el contrato re s pective, quien debera presentarse en nuestro Departamento Jurfdico , a fin de entregarle l os documento s necesar i os e indicarles l as formalidades que el Banco acostumbra en la concesi 6 n de los creditos . Si tran s curridos 60 dias a partir de la fecha de com un icaci 6 n de est e credito este no s e h ubiere fo r malizado, consideraremoscomo ret i rada s u solic i tud .

N• Fe cha Pag Capital l ntereses · Seg. vt da 5eg . Danos Co m.. Pol iza Com i s i on Mento Gastos MontoTotal 1 22 - 10 - 2021 0.00 9 , 246 . 58 0 . 00 0 . 00 0 . 00 0 . 00 0.00 9 , 246 . 58 2 22 - 11 - 2021 0 . 00 9 , 554.80 0 . 00 0 . 00 0 . 00 0 . 00 0 . 00 9 , 554 . 80 3 22 - 12 - 2021 39,86 1 . 67 9 , 246.58 0 . 00 0 . 00 0.00 0.00 0 . 00 49 , 108.25 4 2 2 - 01 - 2022 39 , 807.37 9 , 300.88 0.00 0 . 00 0.00 0.00 0.00 49 , 108.25 5 22 - 02 - 2022 40 , 060 . 94 9 , 047 . 31 0 . 00 0 . 00 0 . 00 0 . 00 0.00 49 , 108.25 6 22 - 03 - 20 2 2 41 , 166.97 7,941 . 28 0 . 00 0.00 0 . 00 0 . 00 0.00 49,108 . 25 7 22 - 04 - 2022 40 , 578 . 35 8,529 . 90 0 . 00 0.00 0.00 0 . 00 0.00 49,108 . 25 8 22 - 05 - 2022 41 , 103 . 65 8,004 . 60 0.00 0.00 0 . 00 0 . 00 0 . 00 49 , 108 . 25 9 22 - 06 - 2022 41 , 098 . 65 8,009.60 0 . 00 0.00 0.00 0 . 00 0 . 00 49 , 108.25 10 22 - 07 - 2022 41 , 610 . 37 7,497.88 0 . 00 0 . 00 0.00 0 . 00 0 . 00 49 , 108.25 11 22 - 08 - 2022 41 , 625.49 7 , 482 . 76 0 . 00 0.00 0.00 0 . 00 0.00 49,108.25 12 2 2 - 09 - 2 022 41,890.64 7 , 217.61 0 . 00 0.00 0 . 00 0 . 00 0.00 49 , 108 . 25 13 22 - 10 - 2022 42,381 . 70 6 , 726.55 0 . 00 0 . 00 0 . 00 0.00 0.00 49 , 108 . 25 14 22 - 11 - 2022 42 , 427.45 6 , 680.80 0.00 0 . 00 0 . 00 0.00 0.00 49 , 108.25 15 2 2 - 12 - 2 022 42,904.50 6 , 203.75 0 . 00 0 . 00 0.00 0.00 0 . 00 49 , 108 . 25 16 22 - 01 - 2023 42 , 97 1 . 00 6,137.25 0 . 00 0.00 0.00 0.00 0 . 00 49 , 108 . 25 17 22 - 02 - 2023 43 , 244 . 72 5,863 . 53 0 . 00 0.00 0.00 0 . 00 0 . 00 49 , 108.25 18 22 - 03 - 2023 44 , 060 . 96 5 , 047 . 29 0 . 00 0 . 00 0.00 0 . 00 0 . 00 49,108.25 1 9 22 - 04 - 2023 43 , 800 . 85 5,307 . 40 0 . 00 0.00 0.00 0 . 00 0 . 00 49,108.25 2D 22 - D S - 2023 44.242 . 06 4 , 866.19 0.00 0 . 00 0.00 0.00 0 . 00 49,108 . 25 21 :1 2 - 06 - 2023 44 , 361 . 67 4,746.58 0 . 00 0.00 0 . 00 0 . 00 0 . 00 49 , 1 08.25 22 22 - 07 - 2023 44 , 788.24 4,320.01 0 . 00 0.00 0.00 0.00 0.00 49 , 108.25 23 22 - 08 - 2023 44 , 929.54 4, 1 78.71 0 . 00 0 . 00 0.00 0.00 0.00 49 , 108.25 24 22 - 09 - 2023 45,215 . 73 3,892 . 52 0. 00 0.00 0.00 0.00 0 . 00 49 , 108 . 25 25 22 - 1 0 - 2023 45,620.03 3 , 488.22 0.00 0.00 0 . 00 0 . 00 0.00 49 , 108.25 26 22 - 1 1 - 2023 45 , 794.34 3 , 313.91 0.00 0 . 00 0 . 00 0 . 00 0.00 49 , 108 . 25 27 22 - 1 2 - 2023 46 , 183.54 2 , 924.71 0.00 0.00 0 . 00 0 . 00 0.00 49,108.25 28 22 - 01 - 2024 46 , 385.28 2 , 722.97 0.00 0 . 00 0.00 0.00 0.00 49 , 108.25 29 22 - 02 - 2024 46 , 682.34 2 , 425 . 9 1 0 . 00 0 . 00 0.00 0 . 00 0.00 49 , 108.25 30 22 - 03 - 2024 47 , 116.27 1,991 . 98 0 . 00 0.00 0 . 00 0.00 0.00 49 , 108.25 3 1 22 - 04 - 2024 47 , 278 . 20 1 , 830 . 05 0.00 0.00 0 . 00 0.00 0 . 00 4 9 , 1 08 . 25 32 22 - 05 - 2024 47 , 627 . 88 1,480.37 0 . 00 0 . 00 0.00 0.00 0.00 49,108.25 33 22 - 06 - 2024 47 , 881 . 08 1,227 . 17 0.00 0.00 0.00 0.00 0 . 00 49,108.25 34 22 - 07 - 2024 48 , 215 . 02 893 . 23 0.00 0 . 00 0 . 00 0 . 00 0 . 00 49 , 108 . 25 35 22 - 08 - 2024 48.491 . 53 616.72 0 . 00 0.00 0.00 0.00 0.00 49 , 108 . 25 36 22 - 09 - 2024 48,591.97 308.68 0.00 0 . 00 0 . 00 0 . 00 0.00 48,900.65 eta I 1,soo,000.oo l 188,274.2 o. Qo l 0 .001 0. 00 1 o. oo l 0.0 1,688,274.20 1 BANCO HIPOTECAIUO BANCO HIPOTECARIO DE EL SALVADOR , S.A . Tabla de Amortizaci6n(Te6r i ca) 22 - S EP - 2021 17:32:49 Pag i na: 1 COLSIMUL lumero Simulaci6n : 461273 Plazo: 36 MESES Nombre : ATHENA HOLDING S E L SALVADOR.S A D E C.V. Tasa Efectiva : 8.28% lnstrumento : DECRECIEN T E Tasa: 7.5000 % Mento : 1,500 , 000 . 00 Fecha : 22 - SEP - 2021 Numero de Pages: 36 Nota : Se aclara que lo s da t os pr ese nt a d os . son bajo el sup u est o que s e m a nti e n e n l as co n d i c iones contractuales , tanto d e t asa d e i n t e r e s . c u o t a . pla zo y otros ; y el d e udor mu e stra un co mp o rtamie nt o de pago puntual dur a nte la vi g encia del credito , no obs e rvando a tr asos en l os dlas de pago y can c eland